UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 5, 2020

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-6615	95-2594729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26600 Telegraph Road, Suite 400 Southfield, Michigan		48033
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 352-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	SUP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(e) of the Exchange Act  ☐

Item 2.02	Results of Operations and Financial Condition

On August 5, 2020, Superior Industries International, Inc. (“Superior”) issued a press release announcing the results of operations for the second quarter ended June 30, 2020. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 5, 2020 Superior named Troy Ford as Interim Chief Financial Officer effective August 7, 2020. Mr. Ford, 37, currently serves as Superior’s Vice President of Corporate Finance. Mr. Ford joined Superior in January 2016 and previously served as the Company’s Vice President of Finance and Treasurer. As announced on July 9, 2020, Superior initiated a comprehensive search, which includes both internal and external candidates, to identify a permanent replacement following the resignation of Matti Masanovich from his role as Executive Vice President and Chief Financial Officer. Mr. Ford will not receive any additional compensation for his service as Interim Chief Financial Officer.

There is no arrangement or understanding between Mr. Ford and any other person pursuant to which he was selected as an officer of Superior and there are no family relationships between Mr. Ford and any of the Company’s directors or executive officers. There are no transactions to which Superior is a party and in which Mr. Ford has a direct or indirect material interest that would be required to be disclosed under Item 404(a) of Regulation S-K.

This Current Report on Form 8-K contains statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts and can generally be identified by the use of future dates or words such as “may,” “should,” “could,” “will,” “expects,” “expected,” “seeks to,” “anticipates,” “plans,” “believes,” “estimates,” “intends,” “outlook”, “predicts,” “projects,” “potential” or “continue,” or the negative of such terms and other comparable terminology. These statements also include, but are not limited to, the 2020 Superior and industry outlook as well as our liquidity and debt covenants included herein, the impact of COVID-19 on our future business results, operations and prospects, Superior’s strategic and operational initiatives, product mix and overall cost improvement and are based on current expectations, estimates, and projections about Superior’s business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors, risks, and uncertainties discussed in Superior’s Securities and Exchange Commission filings and reports, including Superior’s current Annual Report on Form 10-K, and other reports from time to time filed with the Securities and Exchange Commission. You are cautioned not to unduly rely on such forward-looking statements when evaluating the information presented in this report. Such forward-looking statements speak only as of the date on which they are made, and Superior does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this report.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Exhibit Description

99.1	Press Release, dated August 5, 2020, as issued by Superior Industries International, Inc. announcing results of operations for the second quarter ended June 30, 2020, furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR INDUSTRIES INTERNATIONAL, INC.
(Registrant)

Date: August 5, 2020	/s/ Matti Masanovich
Matti Masanovich
Executive Vice President and Chief Financial Officer